RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2025
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 18: - RELATED PARTY TRANSACTIONS

On June 22, 2023, the Board of Directors granted the Company’s co-founders option awards to purchase 2,327,428 Class A Ordinary shares, at an exercise price of $27.74 per share. These awards vest upon the satisfaction of both time-based and market-based vesting conditions. During the years ended December 31, 2025 and 2024 the Company recognized an expense of $5,600 and $5,034 in respect of this grant, respectively.

On November 13, 2024, the Company entered into a transaction with one of its shareholders, a fund managed by L Catterton (“L Catterton”) to repurchase approximately 2.35 million Class A Ordinary Shares of the Company for a total cash consideration of approximately $100,000, at a purchase price of $42.501 per share which approximates the fair value of the share as of the transaction date.